SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):     October 4, 2001


                            Community West Bancshares
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)



       California                   000-23575                    77-0446957
       ----------                   ---------                    ----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of  Incorporation)                                   Identification Number)


     445 Pine Avenue, Goleta, California,                         93117
     ------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (805) 692-1862
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 3

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ITEM  5.  OTHER  EVENTS.


     On September 26, 2001 Community West Bancshares (the "Registrant"), announced the signing of a privately negotiated stock purchase agreement with outside shareholders. Under the terms of the agreement, the Company will purchase 4.49% of its outstanding common stock for $1.73 million. The transaction is expected to close on September 27, 2001.


     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release on this stock repurchase.




ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The following exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit  No.     Description
-----------      ---------------------------------------------------------------

    99.1 Press Release dated September 26, 2001 on the Repurchase of Outstanding Stock

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 4, 2001                           COMMUNITY WEST BANCSHARES

                                                  By:  /s/  Lynda Pullon Radke
                                                       -----------------------
                                                       Lynda  Pullon  Radke
                                                       Senior Vice President and
                                                       Chief Financial Officer


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